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JFH/fso
Thursday, October 11, 2001
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date earliest event reported) October 11, 2001
                           -----------------------


                            SAF T LOK INCORPORATED
            ------------------------------------------------------
            (exact name of registrant as specified in its charter)


                                    FLORIDA
                ----------------------------------------------
                (State or other jurisdiction of incorporation)



            1-11968                                     65-0142837
    ------------------------               ------------------------------------
    (Commission File Number)               (IRS Employer Identification Number)


                  32 West State Street - Sharon, Pennsylvania
            -------------------------------------------------------
                   (Address of principal executive offices)

                                     16146
                                  ----------
                                  (Zip Code)


      Registrant's Telephone Number, Including Area Code: (724) 981-3159

                                   --------

                                      N/A
                                   --------

         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
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On October 11, 2001 SAF T LOK INCORPORATED ("Company") and WINNER INTERNATIONAL
LLC ("Winner") entered into a letter agreement terminating and rescinding, as of such date, the Letter of Intent, dated May 4, 2001, concerning the proposed acquisition by the Company of Winner.

Item 7.           EXHIBITS
--------
99.1   Press Release dated October 11, 2001.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         SAF T LOK INCORPORATED



                         By:    John F. Hornbostel, Jr.
                            -----------------------------------------
                              John F. Hornbostel, Jr., Esq.
                              Director, Secretary and General Counsel